                                                                    EXHIBIT 3 A2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Francis Smith, certify that:

1.        I have reviewed this report on Form N-Q of Morgan Stanley
          International Value Equity Fund;

2.        Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
          circumstances under which such statements were made, not
          misleading with respect to the period covered by this report;

3.        Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal
          quarter for which the report is filed;

4.        The registrant's other certifying officer(s) and I are
          responsible for establishing and maintaining disclosure
          controls and procedures (as defined in Rule 30a-3(c) under the
          Investment Company Act of 1940) for the registrant and have:

          (a)       Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information
                    relating to the registrant, including its consolidated
                    subsidiaries, is made known to us by others within those
                    entities, particularly during the period in which this
                    report is being prepared;

          (b)       Omitted;

          (c)       Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
                    conclusions about the effectiveness of the disclosure
                    controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation;
                    and

          (d)       Disclosed in this report any change in the registrant's
                    internal control over financial reporting that occurred
                    during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial
                    reporting; and

5.        The registrant's other certifying officer(s) and I have
          disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          (a)       All significant deficiencies and material weaknesses in the design or operation of internal control over financial
                    reporting which are reasonably likely to adversely affect
                    the registrant's ability to record, process, summarize, and report financial information; and

          (b)       Any fraud, whether or not material, that involves management or other employees who have a significant role in the
                    registrant's internal control over financial reporting.

Date: July 20, 2005

                                                     /s/ Francis Smith
                                                     Francis Smith
                                                     Principal Financial Officer